UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2020

Live Ventures Incorporated

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 702-997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIVE	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)       On January 17, 2020, Live Ventures Incorporated (the “Company”) received a letter (“Notice”) from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that because the Company has not yet filed its Form 10-K for the period ended September 30, 2019 (the “Form 10-K”), it no longer complies for continued listing on The Nasdaq Capital Market. Nasdaq Marketplace Rule 5250(c)(1) requires a company to timely file all required periodic financial reports with the U.S. Securities and Exchange Commission (the “Commission”) through the EDGAR system (the “Filing Requirement”). As disclosed by the Company in its Form 12b-25 filed with the Commission on December 31, 2019, the Company has delayed the filing of its Form 10-K to finalize its financial statements to be filed as part of the Form 10-K. The Company has not yet filed the Form 10-K and therefore does not meet the Filing Requirement. Pursuant to Nasdaq Marketplace Rule 5810(c)(2)(A), the Company has 60 calendar days, or until March 17, 2020, to regain compliance with the Filing Requirement or submit a plan to do so. The Notice also provides that, if the Company does not regain compliance with the Filing Requirement by March 17, 2020 and Nasdaq accepts the Company’s compliance plan, the Company may be eligible for additional time to comply with the Filing Requirement. If the Company does not comply with the Filing Requirement, the Company’s common stock could be subject to delisting. The Notice has no immediate effect on the listing of the Common Stock on The Nasdaq Capital Market.

The Company issued a press release on January 24, 2020 disclosing the receipt of the January 17, 2020 letter from Nasdaq and is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

By:	/s/ Jon Isaac
Name: Jon Isaac
Title: Chief Executive Officer

Dated: January 24, 2020

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